UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2025

SEADRILL LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-39327	98-1834031
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11025 Equity Dr., Ste. 150,

Houston, Texas, United States of America 77041

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +1 (713) 329-1150

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01 per share	SDRL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2025, the Joint Nomination and Remuneration Committee of the Board of Directors of Seadrill Limited (the “Company”) approved the annual base salaries of certain of the Company’s named executive officers, effective as of September 15, 2025, as follows:

Name and Position	Base Salary
Grant Creed, Executive Vice President and Chief Financial Officer	$465,000
Samir Ali, Executive Vice President, Chief Commercial Officer	$440,000
Torsten Sauer-Petersen, Executive Vice President, Chief Technology & Sustainability Officer	$440,000
Todd Strickler, Senior Vice President and General Counsel	$425,000

The increase to Mr. Sauer-Petersen’s base salary above was due, in part, to his change in responsibilities as Executive Vice President, Chief Technology & Sustainability Officer, effective as of August 27, 2025.

The information required by Items 401(b) and (e) of Regulation S-K for Mr. Sauer-Petersen was included under Part I, Item I, “Business—Information About Our Executive Officers” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the Securities and Exchange Commission on February 27, 2025, and is incorporated by reference herein. There are no arrangements or understandings between Mr. Sauer-Petersen and any other persons pursuant to which he was selected as an executive officer. There are no family relationships between Mr. Sauer-Petersen and any director or executive officer of the Company. There are no transactions in which Mr. Sauer-Petersen has an interest that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEADRILL LIMITED

Date: September 3, 2025

	By:	/s/ Grant Creed
	Name:	Grant Creed
	Title:	Chief Financial Officer